SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 25, 2024

Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07            Submission of Matters to a Vote of Security Holders

Clinton, NJ – Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, held its Annual Meeting of Shareholders on April 25, 2024. A total of 8,897,830 of the Company’s shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal 1: Election of Directors

The following three directors were nominated to serve for the terms set forth in the Company’s Proxy statement. Results of the election are as follows:

	Number of Votes
Name	For	Withheld	Non-vote
Dr. Mark S. Brody	7,249,496	671,787	976,547
Raj Patel	7,826,377	94,906	976,547
Donald E. Souders, Jr	6,906,625	1,014,658	976,547

Proposal 2: The Ratification of the selection of Wolf & Company P.C. as the Company’s Independent External Auditors for the year ending December 31, 2024

The Audit Committee has appointed the firm Wolf & Company P.C., to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2024. This appointment will continue at the pleasure of the Audit Committee and was presented to the stockholders for ratification as a matter of good governance. Results of the election are as follows:

Number of Votes
For	Against	Abstain	Non-vote
8,865,915	30,913	1,002	976,547

Proposal 3: The Approval of the Executive Compensation

Under Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, companies with securities registered with the Securities and Exchange Commission are required to provide shareholders the opportunity to vote on a non-binding advisory proposal, commonly known as Say-on-Pay, to approve the compensation of executives. The Company has decided to implement this requirement by providing shareholders a simple vote that indicated their position with respect to our executive compensation. Results of the election are as follows:

Number of Votes
For	Against	Abstain	Non-vote
7,348,406	317,636	255,240	976,547

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: April 25, 2024
	By:	/s/ George Boyan
George Boyan
Executive Vice President and Chief Financial Officer